UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 14(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2004

Commission File Number 0-30323

COLLEGE PARTNERSHIP, INC.
(Name of small business issuer in its charter)

Nevada	84-1416023
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

333 South Allison Parkway, Suite 100, Lakewood, CO 80225
(Address of principal executive offices)

(303) 804-0155
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated December 22, 2004 (filed with the Securities and Exchange Commission on December 22, 2004), as set forth in the pages attached hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS (c) See “Exhibit Index.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

College Partnership, Inc.

Date: December 29, 2004

By: /s/ J. Wade Mezey

Name: J. Wade Mezey, Esq.

Title: General Counsel

EXHIBIT INDEX

Exhibit 10 listed below will be filed within four business days by amendment to Form 8-K dated December 22, 2004.

10	Stock Purchase Agreement by and among College Partnership, Inc. and Waldrop Enterprises, Inc., dated as of December 15, 2004.

99.2	Employment Agreement, between William H. Waldrop and the Company, dated December 15, 2004.

99.3	Employment Agreement, between J. Wade Mezey, Esq. and the Company, dated December 15, 2004.